Exhibit 99.1

January 28, 2010

NEWS RELEASE

EL GALLO EXPLORATION OFF TO EXCELLENT START IN 2010

18.6 OPT SILVER OVER 134 FT & 4.4 OPT SILVER OVER 239 FT!
MINERALIZATION STARTS NEAR SURFACE

TORONTO, ONTARIO (January 28, 2010) US GOLD CORPORATION (NYSE Amex: UXG) (TSX: UXG) is pleased to announce results from two areas at the El Gallo Project in Sinaloa State, Mexico. These results represent the first four core holes drilled at El Gallo in 2010. Highlights include: 18.6 ounces of silver per ton (opt) over 134.2 ft (feet) (638.0 grams per tonne (gpt) over 40.9 m (meters)) and 4.4 opt silver over 239.2 ft (150.9 gpt silver over 72.9 m). Mineralization in both holes starts near-surface.

 “A total of 340,000 ft (100,000 m) of drilling is planned for El Gallo this year and we are off to an excellent start! In addition to the results highlighted in this news release we have completed an additional 25 core holes this year. Results from these holes will be released shortly. US Gold’s geologists have also identified two other separate prospects not related to El Gallo where surface sampling over a large area has yielded high-grade samples of gold and silver (Figures 6 & 7). US Gold is planning to drill these prospects during the second quarter,” stated Rob McEwen, Chairman and CEO of US Gold.

1) Western Area — Main Zone

18.6 opt Silver over 134.2 ft (638.0 gpt over 40.9 m)

Two core holes were drilled in the western section of the Main Zone that successfully extended the mineralization 110 ft (33 m) to the south (Figure 2 & 3). Hole GAX-046 encountered excellent grades over very good widths and has opened up an exciting area for expansion drilling. The initial interpretation indicates this mineralization is the continuation along strike with hole GAX-010 (Released March 2, 2009), which returned: 31.6 opt Ag over 104 ft (1,082.4 gpt Ag over 31.7 m). GAX-046 also intersected a zone of good mineralization that starts at surface. Additional drilling will look to expand on these encouraging results. Highlights from these two holes are detailed below:

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX-044	3.1	25.8	128.0	153.7	GAX-044	106.2	7.9	39.0	46.9

GAX-046	7.5	22.0	0.0	22.0	GAX-046	256.2	6.7	0.0	6.7
Including	19.5	6.2	0.0	6.2	Including	667.0	1.9	0.0	1.9
And	18.6	134.2	108.6	242.8	And	638.0	40.9	33.1	74.0
Including	70.9	31.0	200.0	231.0	Including	2,432.1	9.5	61.0	70.4
Including	227.2	3.0	214.1	217.0	Including	7,790.0	0.9	65.3	66.2

*All depths indicated in table are down hole

**0.73 opt Ag (25 gpt Ag) cutoff

***Numbers may not add due to rounding

2) Eastern Area — Main Zone

4.4 opt silver over 239.2 ft (150.9 gpt silver over 72.9 m)

Two core holes were drilled in the eastern section of the Main Zone. Hole GAX-045 successfully extended the mineralization encountered in hole GAX-043 (Released August 5, 2009) by 65 ft (20 m) vertically. In addition to extending the mineralization at depth this hole intersected a wide zone of good grade consistent with other results in the area. GAX-047 encountered a narrow zone of high-grade silver at a vertical depth of approximately 400 ft (120 m), extending the mineralization by approximately 80 ft (25 m) vertically . This is important because 1) it is one of the deepest high-grade occurrences discovered at El Gallo, showing there is good potential at depth, and 2) this mineralization appears to correlate with other high-grade intercepts in the area that are potentially minable by underground methods. Highlights from these two holes are detailed below:

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX-045	4.4	239.2	140.4	379.6	GAX-045	150.9	72.9	42.8	115.7
Including	44.5	10.7	293.3	304.0	Including	1,526.5	3.3	89.4	92.7

GAX-047	3.9	23.3	46.9	70.2	GAX-047	133.0	7.1	14.3	21.4
Including	14.2	4.8	58.6	63.3	Including	487.0	1.5	17.9	19.3
And	95.7	6.6	428.9	435.4	And	3,280.0	2.0	130.7	132.7

*All depths indicated in table are down hole

**0.73 opt Ag (25 gpt Ag) cutoff

***Numbers may not add due to rounding

To review results from all 47 core holes drilled at El Gallo, please click below:

http://www.usgold.com/news/pdf/20090805_uxg_elgalloallholes.pdf

ABOUT US GOLD (www.usgold.com)

US Gold Corporation is a Colorado incorporated gold and silver exploration company with a strong treasury, no debt and two significant land holdings, one in Nevada next to Barrick Gold’s multi-million ounce Cortez project, and the other in Mexico where an exciting high-grade silver discovery has been made. US Gold’s shares trade on the NYSE Amex and the Toronto Stock Exchange under the symbol UXG. US Gold has good market liquidity, trading 1.1 million shares daily, and is included in S&P/TSX and Russell indices.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, US Gold’s Chief Geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 25 samples. Rock chip samples shown in figures were analyzed by US Gold’s internal lab, located at the Magistral Mine, Sinaloa Mexico, utilizing atomic absorption. Certain rock samples were also sent to ALS Chemex for further analysis and confirmation.

All holes were drilled with HQ bits utilizing a CS-1500 truck-mounted core drill. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

US GOLD
Magistral District Project Locations
Figure 1
January 28, 2010
190000
195000
200000
205000
210000
215000
220000
2845000
2840000
2835000
2830000
Texcalama - Gold / Silver
New Prospect
El Gallo - Silver
Magistral - Gold
Palmarito - Silver
Palmarito II - Silver
New Prospect
Legend
US Gold Property
Third Party Claim
US Gold Exploration Project
0
5
Km
0
3
Miles
N

El Gallo Drill Hole Locations - Plan (Aerial) View

Figure 2
January 28, 2010

211800
212000
212200
212400
2843600
2843400
2843200
Legend
Mineralized Foot Print
Jan 2010 Core Hole
Jan 2009 - Aug 2009 Core Hole
GAX-044 = Drill Hole #
Open
Open
Open
Open
Open
Open
Cross Section
Figure 3
Western
Area
Eastern
Area
Main Zone
GAX-046
GAX-044
GAX-045
GAX-047
0 50 100
Meters
0 150 300
Feet
N

Figure 3
January 28, 2010

US★GOLD
El Gallo Cross Section - Expansion Drilling
N
S
Surface
Open
Open
GAX-033
GAX-040
GAX-028
GAX-041
GAX-046
18.6 opt Ag / 134.2 ft
(638 gpt Ag / 40.9 m)
Jan 28, 2010
300
300
200
200
Legend
Section: NWSE South 08
Silver Mineralization
Host Rock (Andesite)
Basement Rock (Granodiorite)
Core Hole
GAX-046 = Drill Hole ID
2843400 N
2843350 N
2843300 N
2843250 N
2843200 N
212200 E
2843150 N

US★GOLD El Gallo Core Hole GAX-046

Figure 4
January 28, 2010

Sample Interval: From 214.1 ft (65.25 m) To 217.0 ft (66.15 m)
Grade: 227.2 opt Ag (7,790 gpt Ag)

Acanthite + Sphalerite
Silicification

US★GOLD El Gallo Core Hole GAX-046

Figure 5
January 28, 2010

Sample Interval: Selected from 206.1 ft (62.83 m) to 209.6 ft (63.90 m)
Grade: 142.6 opt Ag (4,890 gpt Ag)

Silicified and Propylitized Andesite
Quartz Stockwork
0
cm
6.4
0
in
2.5

US★GOLD

Texcalama Project Area - Plan (Aerial) View
High Grade Gold & Silver Rock Chip Samples

Figure 6
January 28, 2010

Legend
Rock Chip Samples
Silver Gold
Very High
High
Medium
Low
Very Low
Third Party Claim
Road
High Grade Gold & Silver Samples Over Very Large Area
26,250 ft (8,000 Meters)
Target Area Phase 1 Drilling
2nd Quarter 2010
Dirt Road
Good Access
0 1,000 2,000
Meters
0 3,000 6,000
Feet
N
2852000
2850000
2848000
2846000
194000
196000
198000
200000
202000
204000

US★GOLD

Palmarito II Project Area - Plan (Aerial) View
Historical Drill Results - Silver

Figure 7
January 28, 2010

Target Area Phase 1 Drilling
2nd Quarter 2010
2,626 ft (800 Meters)
High Silver Values
Over Large Area
Dirt Road - Good Access
2831000
2830800
2830600
2830400
204800
205000
205200
205400
Legend
Historic Silver Drill Holes
Very High
High
Medium
Low
Very Low
Road
0 50 100
Meters
N
0 150 300
Feet